UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 16, 2010
Forest City Enterprises, Inc.

(Exact name of registrant as specified in its charter)

Ohio	1-4372	34-0863886

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Terminal Tower, 50 Public Square
Suite 1100, Cleveland, Ohio	44113

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 216-621-6060
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders
On June 16, 2010, the Annual Meeting of Shareholders (the “Annual Meeting”) of Forest City Enterprises, Inc. (the “Company”) was held. At the Annual Meeting, 125,209,698 shares of Class A common stock representing 125,209,698 votes and 21,036,762 shares of Class B common stock representing 210,367,630 votes were represented in person or by proxy. These shares represented a quorum. The matters presented to shareholders for vote at the Annual Meeting and the voting tabulation for each such matter were as follows:
1:	Four (4) directors were elected by holders of Class A common stock and ten (10) directors were elected by holders of Class B common stock, each to hold office until the next annual shareholders’ meeting and until a successor is elected and qualified.

	For	Withheld	Broker Non-Votes

Class A Nominees
Michael P. Esposito, Jr.	115,077,323	1,856,269	8,276,106
Joan K. Shafran	82,862,812	34,070,780	8,276,106
Louis Stokes	72,951,297	43,982,295	8,276,106
Stan Ross	115,344,175	1,589,417	8,276,106

Class B Nominees
Albert B. Ratner	201,756,930	617,370	7,993,320
Samuel H. Miller	201,756,930	617,370	7,993,320
Charles A. Ratner	201,678,580	695,720	7,993,320
James A. Ratner	201,756,930	617,370	7,993,320
Ronald A. Ratner	201,756,930	617,370	7,993,320
Scott S. Cowen	202,213,680	160,620	7,993,320
Brian J. Ratner	201,753,930	620,370	7,993,320
Deborah R. Salzberg	201,756,930	617,370	7,993,320
Bruce C. Ratner	201,756,930	617,370	7,993,320
Deborah L. Harmon	202,216,680	157,620	7,993,320
2:	Approval of the proposed amendment of the Amended Articles of Incorporation to increase the number of authorized shares of Class A common stock to 371,000,000 shares.

	For	Against	Abstain	Broker Non-Votes

Class A (1)	122,815,437	2,176,074	218,187	0
Combined Class A and Class B	332,237,177	3,070,734	269,417	0
3: Approval of the proposed amendment of the Amended Articles of Incorporation to increase the number of authorized shares of Preferred Stock to 20,000,000 shares.

	For	Against	Abstain	Broker Non-Votes

Class A(2)	68,833,567	47,892,232	207,793	8,276,106
Combined Class A and Class B	270,182,187	48,906,932	218,773	16,269,426
4: Approval of the proposed amendment of the Code of Regulations to allow the Board of Directors to amend the Code of Regulations to the extent permitted by law.

	For	Against	Abstain	Broker Non-Votes

Combined Class A and Class B	327,430,438	7,844,813	302,077	0

5:	Approval of the proposed amendment and restatement of the 1994 Stock Plan.

	For	Against	Abstain	Broker Non-Votes

Combined Class A and Class B	310,505,172	8,655,555	147,165	16,269,426
6: Ratification of PricewaterhouseCoopers LLP as independent registered public accounting firm for the Company for the fiscal year ending January 31, 2011.

	For	Against	Abstain	Broker Non-Votes

Combined Class A and Class B	334,866,808	452,700	257,820	0

(1)	The affirmative vote of 2/3 of the outstanding Class A common stock present or represented at the meeting was also required for approval.

(2)	The affirmative vote of a majority of the outstanding Class A common stock present or represented at the meeting was also required for approval.
Item 8.01. Other Events
On June 16, 2010, the Company’s Board of Directors passed a resolution clarifying that the increase in Preferred Stock approved by shareholders at the Annual Meeting was not intended to be used for any defensive or anti-takeover purposes.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST CITY ENTERPRISES, INC.
By:	/s/ ROBERT G. O’BRIEN
	Name:	Robert G. O’Brien
	Title:	Executive Vice President and Chief Financial Officer

Date: June 21, 2010